EXHIBIT G(10)

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

THE BANK OF NEW YORK AND EACH OF THE FOLLOWING INVESTMENT COMPANIES

DATED AS OF AUGUST 8, 2000

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of December 1, 1994:

FUND

PORTFOLIO

EFFECTIVE AS OF:

Fidelity Aberdeen Street Trust

Fidelity Freedom Income Fund

August 31, 1996

Fidelity Freedom 2000 Fund

August 31, 1996

Fidelity Freedom 2010 Fund

August 31, 1996

Fidelity Freedom 2020 Fund

August 31, 1996

Fidelity Freedom 2030 Fund

August 31, 1996

Fidelity Advisor Series II

Fidelity Advisor Government Investment Fund

December 1, 1994

Fidelity Advisor Floating Rate High Income Fund *

July 24, 2000

Fidelity Advisor High Income Fund

August 30, 1999

Fidelity Advisor High Yield Fund

December 1, 1994

Fidelity Advisor Intermediate Bond Fund

December 1, 1994

Fidelity Advisor Mortgage Securities Fund

December 1, 1994

Fidelity Advisor Short Fixed-Income Fund

December 1, 1994

Fidelity Advisor Strategic Income Fund

December 1, 1994

Fidelity Advisor Series IV

Fidelity Institutional Short-Intermediate Government Fund

December 1, 1994

Fidelity Real Estate High Income Fund

December 1, 1994

Boston Street Trust

Fidelity Target Timeline 2001

January 18, 1996

Fidelity Target Timeline 2003

January 18, 1996

Fidelity Charles Street Trust

Spartan Investment Grade Bond Fund

December 1, 1994

Fidelity Commonwealth Trust

Fidelity Intermediate Bond Fund

December 1, 1994

Fidelity Concord Street Trust

Fidelity U.S. Bond Index Fund

December 1, 1994

Fidelity Covington Trust

Fidelity Real Estate High Income Fund II

May 16, 1996

Colchester Street Trust

Domestic Portfolio

September 14,1995

Money Market Portfolio

September 14, 1995

Government Portfolio

September 14, 1995

Treasury Portfolio

September 14, 1995

Treasury Only Portfolio

September 14, 1995

Tax-Exempt Portfolio

September 14, 1995

Fidelity Fixed-Income Trust

Fidelity Short-Term Bond Fund

December 1, 1994

Fidelity Investment Grade Bond Fund

December 1, 1994

Spartan Government Income Fund

December 1, 1994

Fidelity High Income Fund

December 1, 1994

Fidelity Hereford Street Trust

Spartan Money Market Fund

December 1, 1994

Spartan U.S. Government Money Market Fund

September 14, 1995

Spartan U.S. Treasury Money Market Fund

September 14, 1995

Fidelity Income Fund

Fidelity Ginnie Mae Fund

December 1, 1994

Fidelity Intermediate Government Income Fund

December 1, 1994

Fidelity Money Market Trust

Retirement Government Money Market Portfolio

September 14, 1995

Retirement Money Market Portfolio

September 14, 1995

Fidelity Oxford Street Trust

Fidelity Four-in-One Index Fund

June 26, 1999

Fidelity Phillips Street Trust

Fidelity Cash Reserves

December 1, 1994

Fidelity U.S. Government Reserves

September 14, 1995

Fidelity Select Portfolios

Money Market Portfolio

December 1, 1994

Fidelity Summer Street Trust

Fidelity Capital & Income Fund

December 1, 1994

Fidelity School Street Trust:

Fidelity Strategic Income Fund

March 19, 1998

Fidelity Union Street Trust

Spartan Ginnie Mae Fund

December 1, 1994

Fidelity Union Street Trust II

Fidelity Daily Income Trust

December 1, 1994

Newbury Street Trust

Prime Fund - Daily Money Class

September 14, 1995

Prime Fund - Capital Reserves Class

September 18, 1997

Treasury Fund - Daily Money Class

September 14, 1995

Treasury Fund - Advisor B Class

September 14, 1996

Treasury Fund - Capital Reserves Class

September 18, 1997

Variable Insurance Products Fund

High Income Portfolio

December 1, 1994

Money Market Portfolio

September 14, 1995

Variable Insurance Products Fund II

Investment Grade Bond Portfolio

December 1, 1994

(1) The addition of Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund effective August 9, 2000.

EACH OF THE INVESTMENT COMPANIES LISTED ON THIS APPENDIX "A", ON BEHALF OF EACH OF THEIR RESPECTIVE PORTFOLIOS	THE BANK OF NEW YORK

By: /s/John Costello	By:/s/Edward G. McGann
Name: John Costello	Name: Edward G. McGann
Title: Assistant Treasurer	Title: Vice President